UNITED STATES

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SCHEDULE 14A

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Dell Inc.

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Dell Supplemental Investor Materials July 2013

Agenda 1 Business perspectives 2 Valuation perspectives 7 Appendix 13

Trends in Dell’s PC business put the transformation at risk
Dell remains largely a PC business
Two thirds of Dell’s revenue is driven by PCs
1
Support and Deployment services, which are largely PC-driven, represent a majority of consolidated operating income
Cash flow that has fueled Enterprise acquisitions is deteriorating
PC business is in secular decline
PC unit forecasts revised downward and sector valuations declining
Dell does not have a meaningful tablet business and lacks a smartphone offering
Transition to enterprise is risky, expensive and a multi-year process
Dell has completed $13bn of acquisitions
Product and sales force integration remains a work in progress
Growth of Cloud represents a substantial threat
Proposed transaction shifts all business risks to the buyer
Source: BCG
Note: PC business, or PCs, representative of EUC segment
¹ Includes desktop, mobility and third-party software and peripherals revenue in FY13

On June 28, 2013, Morgan Stanley lowered its 2013 PC unit forecast from -5% to -10%
“…the lack of catalyst until C4Q will likely drive disappointing near-term results”
“Our tablet unit growth rate of 55% in 2013 is unchanged from our prior estimate”
38% decrease in IDC '16E shipment forecasts since June 2012
Recent industry research forecasts continued PC deterioration
3
Source: IDC, Gartner, Morgan Stanley, Barclays
1 Represents 2012-15E CAGR
2 Based on preliminary IDC estimates
3 Based on IDC data
PCs
IDC estimates
2005-11A CAGR
Historical: 9.7%
2012-16E
CAGR
7.4%
8.4%
4.3%
1.7%
Other sources: 2012-16E CAGR
(~1.5%)
PC market outlook continues to show a secular decline
250
300
350
400
450
500
550
'09 '10 '11 '12 '13 '14 '15 '16
Jun '12
Sep '12
Dec '12
Mar '13
Jun '13
2
1
Gartner (Jun '13):   0.5%
Morgan Stanley (Jun '13): (5.3%)
Barclays (Mar '13): (6.7%)

PC exposure will likely continue to weigh on Dell’s share price, regardless of the Enterprise trajectory
Source: Company filings; FactSet
Note: Market data from 1/11/08 to 1/11/13
1 PC revenue includes desktops and notebooks
2 Unaffected multiple shown at stock price of $10.88 as of 1/11/13 before transaction rumors
4
Dell NTM P/E multiple
$37
$28
$10
$20
$30
$40
FY08 FY13
0.0x
5.0x
10.0x
15.0x
20.0x
Dell’s NTM P/E
multiple peaked at
15.4x in June ‘08

Returns for Dell’s acquisition program remain uncertain
Significant future integration and investment still required

Over $13bn spent on acquisitions since FY08 to transform Dell into a solutions-oriented business
Sales force integration benefits and cross-selling synergies taking longer to achieve
A number of acquisitions have required additional investments to reposition for growth or new business opportunities
Current returns are lagging the 15% IRR target by the Company due, in part, to required additional investments
As the environment continues to evolve rapidly, additional investments and acquisitions are likely to be required to complete the transformation

Agenda 6 Valuation perspectives 7 Appendix 13 Business perspectives 2

Icahn / Southeastern’s sum-of-the-parts valuation implies
unrealistic multiples
How can Dell be worth 12.0x EBITDA when its closest peer, HP, trades at 4.6x EBITDA?
EUC
ESG
Services
Cost
opportunity
DFS
Net cash
Software,
other
Total
Icahn / Southeastern
value per share
Implied
FV / EBITDA
$2.00
3.0x
$5.57
15.4x
$6.78
7.9x
$1.66
6.0x
$2.43
$3.31
$0.60
$22.34 12.0x
Source: Icahn / Southeastern presentation to ISS (6/24/13), Company filings
Note: Metrics based on LQA Q1 FY14 figures; Net cash based on cash and debt as of Q1 FY14; PC-centric peers include Acer, ASUS and Lenovo
Commentary
7
n
Dell's consolidated unaffected multiple was 3.3x, which includes higher growth ESG businesses
n
PC-centric peers' median EBITDA multiples are down over 20% since unaffected date with Dell business underperforming vs. peers
n
How can Dell's Enterprise business be valued at more than double software-centric peers like Microsoft (7x) and purer-plays positioned for next-gen infrastructure like EMC (7x)
n
Discounted multiple due to heavy profit contribution from servers, which are under increasing competitive pressure
n
Nearly twice the multiple of pure play CSC trading at 4x EBITDA
n
Dell Services much more PC driven than peers, which should drive a discount to value
n
$500mm in annual cost savings are arbitrary and unidentified
n
Significant portion of cost savings are likely to be reinvested in business to protect margins and competitive position
n
How can cost savings be valued at a multiple that is nearly double Dell's consolidated unaffected multiple of 3.3x?
n
Overvalues segment reporting income by not stripping out ~$250mm in
DFS income per Icahn / Southeastern May 9th letter
n
Majority of cash flow generated in foreign jurisdictions

BCG “75% Case” is based on an aspirational cost savings target, not concrete initiatives
Source: Dell management estimates, BCG estimates, Wall Street estimates as of 6/28/13
1 Q1 FY14 operating income of $590mm annualized
2 Based on Dell’s Q1 FY14 consolidated operating margin
Implies an unrealistic
consolidated
operating margin of
10% vs. 4% today
BCG evaluated the impact if
management achieved 75% of the
aspirational cost savings of $3.3bn
Many of the categories of cost
savings were not specifically
identified
Significant portion (~$1.5bn of
$3.3bn) is already embedded in
Final FY14 Board Case
Significant portion of any cost
savings will need to be reinvested in
the business / would not drop to the
bottom line
BCG 75% Case FY15 forecast is
~50% higher than current Street
consensus
8
Given aggressive margin expansion assumptions, the BCG 75% Case was deemed by the Special Committee to be aspirational at best
$3.0
$2.4
Forecasted operating income ($ in billions)
Commentary
$3.9
$3.6
$4.5
$5.7
$5.5
$2.5
$2.9
Final FY14 Board Case
LQA Q1 FY14
BCG 75% Case
Wall Street Consensus
$2.0
$3.0
$4.0
$5.0
$6.0
FY13E
FY14E FY15E FY16E FY17E
2
1

Modest potential sponsor returns depending on the case
Source: Evercore Partners presentation to Board of Directors (2/4/13)

IRRs using BCG 75% Case are unrealistic
Sub-20% IRR using Wall Street consensus
1
2
Highlights why Michael Dell had to subsidize
Silver Lake’s returns by rolling his shares at a
lower price ($13.36 vs. $13.65)
3 other sponsors passed on the transaction
after extensive due diligence

Substantial downside risk to Dell shareholders if transaction rejected
$13.65 represents substantial premium to implied Dell share prices using current HP P/E multiples

Source: Company filings, FactSet; Market data as of 6/28/13
1 Assumes HP’s CY13E P/E multiple of 6.9x
$1.25 $1.00 $0.84 EPS:
97% premium 133% premium
$13.65
$8.67
$6.92
$5.85
Silver Lake /
Michael Dell
Final FY14
Board Case
Wall Street
Consensus
LQA
Q1 FY14
57% premium
1
Assuming HP’s CY13E P/E

Absent transaction, where would the analyst price targets be?
Current earnings
estimates
Broker Price target FY14E EPS Implied P/E ratio FY14E EPS (May 2013)
Argus Research $14.00 $1.90 7.4x $1.13
Baird 11.00 1.76 6.3x 0.91
BMO 11.00 1.57 7.0x 0.90
Brean Capital 12.00 1.74 6.9x 0.96
Credit Suisse 9.00 1.55 5.8x 1.05
Deutsche Bank 13.00 1.75 7.4x 1.00
FBN Securities 11.00 1.45 7.6x 0.90
Goldman Sachs 13.00 1.53 8.5x 1.12
Jefferies 10.00 1.60 6.3x 1.30
Monness, Crespi, Hardt & Co. 13.00 1.77 7.3x 1.06
Raymond James 13.00 1.60 8.1x 1.05
Sanford Bernstein 15.00 1.60 9.4x 1.01
Topeka 13.50 1.83 7.4x 1.13
UBS 9.75 1.75 5.6x 0.97
Mean $12.02 $1.67 7.2x $1.04
Median $12.50 $1.67 7.4x $1.03
11
% decline since
pre-LBO leak:
(38%)
(38%)
1
Source: Bloomberg, FactSet, Wall Street research
Note: Excludes Wall Street research that does not provide price targets pre-LBO leak or FY14E EPS estimates as of May 2013
    All estimates as of November 2012, post Dell’s Q3 FY13 earnings, except for Goldman Sachs (December 2012) and Credit Suisse (January 2013)
1
Pre-LBO leak Wall Street estimates with price targets

Agenda Business perspectives 2 Valuation perspectives 7 12 Appendix 13

HP’s recent performance has been superior to Dell’s
Revenue breakdown – Q1 FY14 (May) Revenue breakdown – Q2 FY13 (April)
Q2 FY13 Q1 FY13
QoQ var.
Revenue $27,582 $28,359
(3%)
Memo: PC revenue $7,584 $8,204 (8%)
Operating income $2,370 $2,236
6%
% margin 8.6% 7.9%
EPS $0.87 $0.82 6%
Source: Company filings, Wall Street research
Note: Dell and HP segments include internal revenue; HP revenue breakdown calculations exclude Corporate Investments and HP Financial Services
1 Excludes one-time $250mm gain from vendor settlements
Services
15%
Software
2%
EUC
(desktop
and
mobility)
48%
EUC S&P
14%
ESG
21%
Q1 FY14 Q4 FY13
QoQ var.
Revenue $14,074 $14,314
(2%)
Memo: PC revenue $6,891 $6,870 0%
Operating income $590 $704
(16%)
% margin 4.2% 4.9%
EPS $0.21 $0.29 (28%)
Enterprise
Services
22%
Software
3%
PSG
(desktop
and
mobility)
28%
Printers
22%
Enterprise
Group
25%
Q1 FY14 (May) QoQ results
Q2 FY13 (April) QoQ results

1
1

Forward-looking statements

Any statements in these materials about prospective performance and plans for the Company, the expected timing of the completion of the proposed merger and the ability to complete the proposed merger, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;
(2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction;
(3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the
Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally.
Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in these materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so.
These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended
February 1, 2013, which was filed with the SEC on March 12, 2013, under the heading “Item 1A—Risk Factors,”
and in subsequent reports on Forms 10-Q and 8-K filed with the SEC by the Company.

Additional information and where to find It

In connection with the proposed merger transaction, the Company filed with the SEC a definitive proxy statement and other relevant documents, including a form of proxy card, on May 31, 2013. The definitive proxy statement and a form of proxy have been mailed to the Company’s stockholders.  Stockholders are urged to read the proxy statement and any other documents filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they contain important information about the proposed merger.
Investors will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at
http://content.dell.com/us/en/corp/investor-financial-reporting.aspx or by directing a request to: Dell Inc. One Dell Way,
Round Rock, Texas 78682, Attn: Investor Relations, (512) 728-7800, investor_relations@dell.com.
The Company and its directors, executive officers and certain other members of management and employees of the
Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, is set forth in the definitive proxy statement and the other relevant documents filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended
February 1, 2013 (as amended with the filing of a Form 10-K/A on June 3, 2013 containing Part III information) and in its definitive proxy statement filed with the SEC on Schedule 14A on May 24, 2012.